Income taxes - Schedule of Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Net operating loss and capital loss carryforwards	$ 152,091	$ 85,972
Credit carryforwards	4,936	2,239
Accrued expenses and reserves	1,492	847
Deferred revenue	6,245	2,520
Deferred rent	9,128	4,747
Fixed and intangible assets	17,870	18,564
Other	13,781	7,131
Gross deferred tax assets	205,543	122,020
Valuation allowance	(205,543)	(122,020)
Total deferred tax assets	$ 0	$ 0